Exhibit 32 (b)
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Bruce R. Thompson, state and attest that:

1.	I am the Chief Financial Officer of Bank of America Corporation (the “Registrant”).

2.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•
the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2012 (the “periodic report”) containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented.

Date:	February 28, 2013	/s/ Bruce R. Thompson Bruce R. Thompson Chief Financial Officer